3,000,000 SHARES OF COMMON STOCK
                                       AND
                               4,000,000 WARRANTS

                              EAUTOCLAIMS.COM, INC.

                             UNDERWRITING AGREEMENT

                                                              New York, New York

                                                             _____________, 2001

Dirks & Company, Inc.
As Representative of the
Several Underwriters listed
on Schedule A hereto
520 Madison Avenue
New York, NY 10022

Ladies and Gentlemen:

         eAutoclaims.com, Inc., a Nevada corporation (the "Company") confirms its agreement with Dirks & Company, Inc. ("Dirks") and each of the several underwriters named in Schedule A hereto (collectively, the "Underwriters", which term shall also include any underwriter substituted as hereinafter provided in
Section 11) for whom Dirks is acting as representative (in such capacity, Dirks shall hereinafter be referred to as "you" or the "Representative"), with respect to the sale by the Company of 2,333,333 shares of its common stock ("Common Stock") and 4,000,000 Common Stock purchase warrants ("Warrants"), each to purchase one share of Common Stock and the sale by certain Stockholders listed in Schedule B hereto ("Selling Stockholders") severally an aggregate of 666,667 outstanding shares of Common Stock ("Stockholder Shares") and the purchase by the Underwriters, acting severally and not jointly, of such Common Stock and Warrants. The Common Stock and Warrants will be offered for sale to the public as units ("Units"), each Unit consisting of three shares of Common Stock and four Warrants. The shares of Common Stock and Warrants comprising the Units will be separately tradable two hundred and seventy (270) days after issuance, unless earlier released by you. The 1,700,000 Units and the Common Stock and Warrants underlying the Units are hereinafter referred to as the "Firm Securities." Each Redeemable Warrant is exercisable commencing on ____________ months after the date of the Prospectus until ______________ (ten years after the date of the Prospectus), at an initial exercise price of $_______ per share.

         Upon the Representative's request, as provided in Section 2(c) of this Agreement, the Company shall also sell to the Underwriters up to an additional 150,000 Units consisting of 450,000 shares of Common Stock and 600,000 Warrants for the purpose of covering over-allotments, if any (the "Option Securities"). The Company also proposes to issue and sell warrants to the Representative (the "Representative's Warrants") pursuant to the Representative's Warrant Agreement (the "Representative's Warrant Agreement") for the purchase of an additional 170,000 Units. The shares of Common Stock and Warrants issuable upon exercise of the Representative's Warrants are hereinafter referred to as the "Representative's Securities." The Firm Securities, the Option Securities, the Representative's Warrants and the Representative's Securities (collectively, hereinafter referred to as the "Securities") are more fully described in the Registration Statement and the Prospectus referred to below.

         1.     REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

     (a)  The  Company   represents  and  warrants  to,  and  agrees  with,  the
Representative as of the date hereof, and as of the Closing Date (hereinafter defined) and the Option Closing Date (hereinafter defined), if any, as follows:

     (i) The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement, and an amendment or amendments thereto, on Form SB-2 (No. 333-_______), for the registration of the Securities under the Securities Act of 1933, as amended (the "Act"), which registration statement and amendment or amendments have been prepared by the Company in conformity with the requirements of the Act, and the rules and regulations (the "Regulations") of the Commission under the Act. The Company will promptly file a further amendment to said registration statement in the form heretofore delivered to the Representative and will not, file any other amendment thereto to which the Representative shall have objected in writing after having been furnished with a copy thereof. Except as the context may otherwise require, such registration statement, as amended, on file with the Commission at the time the registration statement becomes effective (including the prospectus, financial statements, schedules, exhibits and all other documents filed as a part thereof or incorporated therein (including, but not limited to those documents or information incorporated by reference therein) and all information deemed to be a part thereof as of such time pursuant to paragraph (b) of Rule 430(A) of the Regulations), is hereinafter called the "Registration Statement", and the form of prospectus in the form first filed with the Commission pursuant to Rule 424(b) of the Regulations, is hereinafter called the "Prospectus." "Preliminary Prospectus" means each prospectus included in the Registration Statement or any amendments thereof, before the Registration Statement becomes effective under the Act, and any prospectus filed with the Commission by the Company with the consent of the Representative pursuant to Rule 424(a) of the Rules and Regulations. For purposes hereof, "Rules and Regulations" mean the rules and regulations adopted by the Commission under either the Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as applicable. For purposes hereof, "Material Adverse Effect" means a material adverse effect on the business, condition (financial or otherwise), earnings, management, properties, assets, results of operations, stockholders' equity or prospects of the Company.

     (ii) Neither the Commission nor any state regulatory authority has issued any order preventing or suspending the use of any Preliminary Prospectus, the Registration Statement or the Prospectus or any part of any thereof and no proceedings for a stop order suspending the effectiveness of the Registration Statement or any of the Company's securities have been instituted or are pending or to the Company's knowledge, threatened. Each of the Registration Statement and Prospectus at the time of filing thereof conformed with the requirements of the Act and the Rules and Regulations, and neither of the Registration Statement or Prospectus at the time of filing thereof contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein and necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that this representation and warranty does not apply to statements made in reliance upon and in conformity with written information furnished to the Company with respect to the Underwriters by or on behalf of the Underwriters expressly for use in such Registration Statement or Prospectus.

     (iii) When the Registration Statement becomes effective and at all times subsequent thereto up to the Closing Date and each Option Closing Date, if any, and during such longer period as the Prospectus may be required to be delivered in connection with sales by the Underwriters or a dealer, the Registration Statement and the Prospectus will contain all statements which are required to be stated therein in accordance with the Act and the Rules and Regulations, and will conform to the requirements of the Act and the Rules and Regulations; neither the Registration Statement nor the Prospectus, nor any amendment or supplement thereto at the time of effectiveness or filing as the case may be, up to the Closing Date and Option Closing Date, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, provided, however, that this representation and warranty does not apply to statements made or statements omitted in reliance upon and in conformity with information furnished to the Company in writing by or on behalf of any Underwriters expressly for use in the, Registration Statement or Prospectus or any amendment thereof or supplement thereto.

     (iv) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the state of its incorporation. The Company does not own an interest in any corporation, partnership, trust, joint venture or other business entity. The Company is duly qualified and licensed and in good standing as a foreign corporation in each jurisdiction in which its ownership or leasing of any properties or the character of its operations requires such qualification or licensing. The Company has all requisite corporate power and authority, and the Company has obtained any and all necessary authorizations, approvals, orders, licenses, including, but not limited to certificates, franchises and permits of and from all governmental or regulatory officials and bodies (including, without limitation, those having jurisdiction over environmental or similar matters), to own or lease its properties and conduct its business as described in the Prospectus; the Company is and has been doing business in compliance with all such authorizations, approvals, orders, licenses, including, but not limited to certificates, franchises and permits and all federal, state and local laws, rules and regulations; and the Company has not received any notice of proceedings relating to the revocation or modification of any such authorization, approval, order, license, including, but not limited to certificate, franchise, or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the condition, financial or otherwise, or the earnings, position, prospects, value, operation, properties, business or results of operations of the Company. The disclosures in the Registration Statement concerning the effects of federal, state and local laws, rules and regulations on the Company's business as currently conducted and as contemplated are correct in all material respects and do not omit to state a material fact necessary to make the statements contained therein not misleading in light of the circumstances in which they were made.

     (v)  The   Company   has  a  duly   authorized,   issued  and   outstanding
capitalization as set forth in the Prospectus, under "Capitalization" and "Description of Securities" and will have the adjusted capitalization set forth therein on the Closing Date and the Option Closing Date, if any, based upon the assumptions set forth therein, and the Company is not a party to or bound by any instrument, agreement or other arrangement providing for it to issue any capital stock, rights, warrants, options or other securities, except for this Agreement, the Representative's Warrant Agreement and as described in the Prospectus. The Securities and all other securities issued or issuable by the Company conform or, when issued and paid for, will conform, in all respects to all statements with respect thereto contained in the Registration Statement and the Prospectus. All issued and outstanding securities of the Company have been duly authorized and validly issued and are fully paid and non-assessable and the holders thereof have no rights of rescission with respect thereto, and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company. The Securities are not and will not be subject to any preemptive or other similar rights of any stockholder, have been duly authorized and, when issued, paid for and delivered in accordance with the terms hereof, will be validly issued, fully paid and non-assessable and will conform to the description thereof contained in the Prospectus; the holders thereof will not be subject to any liability solely as such holders; all corporate action required to be taken for the authorization, issue and sale of the Securities has been duly and validly taken; and the certificates representing the Securities will be in due and proper form. Upon the issuance and delivery pursuant to the terms hereof of the Securities to be sold by the Company hereunder, the Underwriters will acquire good and marketable title to such Securities free and clear of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction or equity of any kind whatsoever.

     (vi) The financial statements, including the related notes and schedules thereto, included in the Registration Statement and the Prospectus fairly present the financial position, income, changes in cash flow, changes in stockholders' equity, and the results of operations of the Company at the respective dates and for the respective periods to which they apply and the pro forma financial information included in the Registration Statement and Prospectus presents fairly the information shown therein and to the extent based upon or derived from the financial statements, have been compiled on a basis consistent with the financial statements presented therein. Such financial statements have been prepared in conformity with generally accepted accounting principles and the Rules and Regulations, consistently applied throughout the periods involved. There has been no adverse change or development involving a material prospective change in the condition, financial or otherwise, or in the earnings, position, prospects, value, operation, properties, business, or results of operations of the Company whether or not arising in the ordinary course of business, since the date of the financial statements included in the Registration Statement and the Prospectus and the outstanding debt, the property, both tangible and intangible, and the business of the Company conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus. Financial information set forth in the Prospectus under the headings "Summary Financial Data," "Selected Financial Data," "Capitalization," and "Management's Discussion and Analysis of Financial Condition and Results of Operations," fairly present, on the basis stated in the Prospectus, the information set forth therein, have been derived from or compiled on a basis consistent with that of the audited financial statements included in the Prospectus.

     (vii) The Company (i) has paid all federal, state, local, and foreign taxes for which it is liable, including, but not limited to, withholding taxes and amounts payable under Chapters 21 through 24 of the Internal Revenue Code of 1986 (the "Code"), and has furnished all information returns it is required to furnish pursuant to the Code, (ii) has established adequate reserves for such taxes which are not due and payable, and (iii) does not have any tax deficiency or claims outstanding, proposed or assessed against it, which if determined adversely to the Company may have a Material Adverse Effect.

     (viii) No transfer tax, stamp duty or other similar tax is payable by or on behalf of the Underwriters in connection with (i) the issuance by the Company of the Securities, (ii) the purchase by the Underwriters of the Firm Securities and Option Securities, and the purchase by the Representative of the Representative's Warrants from the Company, (iii) the consummation by the Company of any of its obligations under this Agreement or the Representative's Warrant Agreement, or (iv) resales of the Firm Securities and the Option Securities in connection with the distribution contemplated hereby.

     (ix) The Company maintains insurance policies, including, but not limited to, general liability and property insurance, which insures the Company and its employees, against such losses and risks as is customary in the case of entities engaged in the same or similar business and similarly situated. The Company (A) has not failed to give notice or present any insurance claim with respect to any matter, including but not limited to the Company's business, property or employees, under the insurance policy or surety bond in a due and timely manner,
(B) does not have any disputes or claims against any underwriter of such insurance policies or surety bonds or has not failed to pay any premiums due and payable thereunder, or (C) has not failed to comply with all conditions contained in such insurance policies and surety bonds. There are no facts or circumstances under any such insurance policy or surety bond which would relieve any insurer of its obligation to satisfy in full any valid claim of the Company.

     (x) Except as described in the Registration Statement, there is no action, suit, proceeding, inquiry, arbitration, investigation, litigation or governmental proceeding (including, without limitation, those having jurisdiction over environmental or similar matters), domestic or foreign, pending or to the Company's knowledge threatened against (or circumstances that may give rise to the same), or involving the properties or business of, the Company which (i) questions the validity of the capital stock of the Company, this Agreement or the Representative's Warrant Agreement or of any action taken or to be taken by the Company pursuant to or in connection with this Agreement or the Representative's Warrant Agreement, (ii) is required to be disclosed in the Registration Statement which is not so disclosed (and such proceedings as are summarized in the Registration Statement are accurately summarized in all material respects), or (iii) would reasonably be expected to have a Material Adverse Effect.

     (xi) The Company has full legal right, power and authority to authorize, issue, deliver and sell the Securities, enter into this Agreement and the Representative's Warrant Agreement and to consummate the transactions provided for in such agreements; and this Agreement and the Representative's Warrant Agreement have each been duly and properly authorized, executed and delivered by the Company. Each of this Agreement and the Representative's Warrant Agreement constitutes a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws affecting creditors' rights generally, (ii) as enforceability of any indemnification or contribution provisions may be limited under applicable laws or the public policies underlying such laws and (iii) that the remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceedings may be brought. None of the Company's issue and sale of the Securities, execution or delivery of this Agreement or the Representative's Warrant Agreement, its performance hereunder and thereunder, its consummation of the transactions contemplated herein and therein, the Prospectus, and any amendments or supplements thereto, conflicts with or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitutes or will constitute a default under, or result in the creation or imposition of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction or equity of any kind whatsoever upon, any property or assets (tangible or intangible) of the Company pursuant to the terms of, (i) the certificate of incorporation or by-laws of the Company,
(ii) any license, contract, indenture, mortgage, deed of trust, voting trust agreement, stockholders agreement, note, loan or credit agreement or any other agreement or instrument to which the Company is a party or by which it is or may be bound or to which any of its properties or assets (tangible or intangible) is or may be subject, or any indebtedness, or (iii) any statute, judgment, decree, order, rule or regulation applicable to the Company of any arbitrator, court, regulatory body or administrative agency or other governmental agency or body (including, without limitation, those having jurisdiction over environmental or similar matters), domestic or foreign, having jurisdiction over the Company or any of its activities or properties.

     (xii) Except as described in the Prospectus, no consent, approval, authorization or order of, and no filing with, any court, regulatory body, government agency or other body, domestic or foreign, is required for the issuance of the Firm Securities and the Option Securities pursuant to the

Prospectus and the Registration Statement, the issuance of the Representative's Warrants, the performance of this Agreement and the Representative's Warrant Agreement and the transactions contemplated hereby and thereby, including without limitation, any waiver of any preemptive, first refusal or other rights that any entity or person may have for the issue and/or sale of any of the Firm Securities and the Option Securities, or the Representative's Warrants, except such as have been or may be obtained under the Act or may be required under state securities or Blue Sky laws in connection with the Underwriters' purchase and distribution of the Firm Securities and the Option Securities, and the Representative's Warrants to be sold by the Company hereunder.

     (xiii) All executed agreements, contracts or other documents or copies of executed agreements, contracts or other documents filed as exhibits to the Registration Statement to which the Company is a party or by which it may be bound or to which any of its assets, properties or business may be subject have been duly and validly authorized, executed and delivered by the Company, and constitute the legal, valid and binding agreements of the Company, enforceable against the Company, in accordance with their respective terms. The descriptions in the Registration Statement of agreements, contracts and other documents are accurate in all material respects and fairly present the information required to be shown with respect thereto by Form SB-2, and there are no contracts or other documents which are required by the Act to be described in the Registration Statement or filed as exhibits to the Registration Statement which are not described or filed as required, and the exhibits which have been filed are in all material respects complete and correct copies of the documents of which they purport to be copies.

     (xiv) Subsequent to the respective dates as of which information is set forth in the Registration Statement and Prospectus, and except as may otherwise be indicated or contemplated herein or therein, the Company has not (i) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, (ii) entered into any transaction other than in the ordinary course of business, or (iii) declared or paid any dividend or made any other distribution on or in respect of its capital stock of any class, and there has not been any change in the capital stock, or any material change in the debt (long or short term) or liabilities or material adverse change in or affecting the business, condition (financial or otherwise), earnings, management, properties, assets, results of operations, stockholders' equity or prospects of the Company.

     (xv) No default exists in the due performance and observance of any term, covenant or condition of any license, contract, indenture, mortgage, installment sale agreement, lease, deed of trust, voting trust agreement, stockholders agreement, partnership agreement, note, loan or credit agreement, purchase order, or any other agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument to which the Company is a party or by which the Company may be bound or to which the property or assets (tangible or intangible) of the Company is subject or affected.

     (xvi) The Company is in compliance with all federal, state, local, and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours. There are no pending investigations involving the Company by the U.S. Department of Labor, or any other governmental agency responsible for the enforcement of such federal, state, local, or foreign laws and regulations. There is no unfair labor practice charge or complaint against the Company pending before the National Labor Relations Board or any strike, picketing, boycott, dispute, slowdown or stoppage pending or threatened against or involving the Company or any predecessor entity, and none has ever occurred. No collective bargaining agreement or modification thereof is currently being negotiated by the Company. No grievance or arbitration proceeding is pending under any expired or existing collective bargaining agreements to which the Company is a party.

     (xvii) Except as described in the Prospectus, the Company does not maintain, sponsor or contribute to any program or arrangement that is an "employee pension benefit plan," an "employee welfare benefit plan," or a "multiemployer plan" as such terms are defined in Sections 3(2), 3(1) and 3(37), respectively, of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") ("ERISA Plans"). The Company does not maintain or contribute, now or at any time previously, to a defined benefit plan, as defined in Section 3(35) of ERISA. No ERISA Plan (or any trust created thereunder) has engaged in a "prohibited transaction" within the meaning of Section 406 of ERISA or Section
4975 of the Code, which could subject the Company to any tax penalty on prohibited transactions and which has not adequately been corrected. Each ERISA Plan is in compliance with all reporting, disclosure and other requirements of the Code and ERISA as they relate to any such ERISA Plan. Determination letters have been received from the Internal Revenue Service with respect to each ERISA Plan which is intended to comply with Code Section 401(a), stating that such ERISA Plan and the attendant trust are qualified thereunder. The Company has never completely or partially withdrawn from a "multiemployer plan."

     (xviii) Neither the Company nor any of its employees, directors, stockholders, partners, or affiliates (within the meaning of the Rules and Regulations) of any of the foregoing has taken or will take, directly or indirectly, any action designed to or which has constituted or which might be expected to cause or result in, under the Exchange Act, or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or otherwise.

     (xix) Except as otherwise disclosed in the Prospectus, none of the patents, patent applications, trademarks, service marks, service names, domain names, trade names and copyrights and none of the licenses and rights to the foregoing presently owned or held by the Company are in dispute or to the Company's knowledge are in any conflict with the right of any other person or entity. The Company (i) owns or has the right to use, free and clear of all liens, charges, claims, encumbrances, pledges, security interests, defects or other restrictions or equities of any kind whatsoever, all patents, patent applications, trademarks, service marks, service names, domain names, trade names and copyrights, technology and licenses and rights with respect to the foregoing, used in the conduct of its business as now conducted or proposed to be conducted without infringing upon or otherwise acting adversely to the right or claimed right of any person, corporation or other entity under or with respect to any of the foregoing and (ii) is not obligated or under any liability whatsoever to make any payment by way of royalties, fees or otherwise to any owner or licensee of, or other claimant to, any patent, patent application, trademark, service mark, service names, domain names, trade name, copyright, know-how, technology or other intangible asset, with respect to the use thereof or in connection with the conduct of its business or otherwise. There is no action, suit, proceeding, inquiry, arbitration, investigation, litigation or governmental or other proceeding, domestic or foreign, pending or threatened (or circumstances that may give rise to the same) against the Company which challenges the exclusive rights of the Company with respect to any trademarks, trade names, service marks, service names, domain names, copyrights, patents, patent applications or licenses or rights to the foregoing used in the conduct of its business, or which challenge the right of the Company to use any technology presently used or contemplated to be used in the conduct of its business.

     (xx) The Company owns and has the unrestricted right to use all trade secrets, know-how (including all other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), inventions, technology, designs, processes, works of authorship, computer programs and technical data and information (collectively herein "intellectual property") that are material to the development, manufacture, operation and sale of all products and services sold or proposed to be sold by the Company, free and clear of and without violating any right, lien, or claim of others, including without limitation, former employers of its employees; provided, however, that the possibility exists that other persons or entities, completely independently of the Company, or its employees or agents, could have developed trade secrets or items of technical information similar or identical to those of the Company. The Company is not aware of any such development of similar or identical trade secrets or technical information by others.

     (xxi) The Company has good and marketable title to, or valid and enforceable leasehold estates in, all items of real and personal property stated in the Prospectus, to be owned or leased by it free and clear of all liens, charges, claims, encumbrances, pledges, security interests, defects, or other restrictions or equities of any kind whatsoever, other than those referred to in the Prospectus and liens for taxes not yet due and payable.

     (xxii) Goldstein Golub Kessler LLP ("Goldstein"), whose report is filed with the Commission as a part of the Registration Statement, are independent certified public accountants as required by the Act and the Rules and Regulations.

     (xxiii) The Company has caused to be duly executed legally binding and enforceable agreements pursuant to which all of the officers and directors of the Company, Liviakis Financial Communications, Inc. and Thomson Kernaghan & Co., Ltd., as agent [?] have agreed not to, directly or indirectly, offer, sell, grant any option for the sale of, assign, transfer, pledge, hypothecate, distribute or otherwise encumber or dispose of any shares of Common Stock or securities convertible into, exercisable or exchangeable for or evidencing any right to purchase or subscribe for any shares of Common Stock (either pursuant to Rule 144 of the Rules and Regulations or otherwise) or dispose of any beneficial interest therein for a period of not less than six (6) months following the effective date of the Registration Statement without the prior written consent of the Representative and the Company. In addition, the Company shall not sell or offer for sale any of its securities for a period of thirteen
(13) months from the effective date of the Registration Statement without the consent of the Representative except pursuant to options and warrants issued and outstanding on the effective date of the Registration Statement, and except that the Company may conduct a secondary offering of its securities in an amount not less than thirty million dollars ($30,000,000) if the Representative is given the opportunity to participate in the secondary offering. The Company will cause the Transfer Agent, as defined below, to mark an appropriate legend on the face of stock certificates representing all of such securities and to place "stop transfer" orders on the Company's stock ledgers.

     (xxiv) There are no claims, payments, issuances, arrangements or understandings, whether oral or written, for services in the nature of a finder's or origination fee with respect to the sale of the Securities hereunder or any other arrangements, agreements, understandings, payments or issuance with respect to the Company or any of its officers, directors, stockholders, partners, employees or affiliates that may affect the Underwriters' compensation, as determined by the National Association of Securities Dealers, Inc. ("NASD").

     (xxv) The Common Stock and Redeemable Warrants have been approved for quotation on the __________________________________.

     (xxvi) Neither the Company nor any of its officers, directors employees, agents, or any other person associated with or acting on behalf of the Company has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

     (xxvii) Except as set forth in the Prospectus, no officer, director or stockholder of the Company, or any "affiliate" or "associate" (as these terms are defined in Rule 405 promulgated under the Rules and Regulations) of any of the foregoing persons or entities has, either directly or indirectly, (i) an interest in any person or entity which (A) furnishes or sells services or products which are furnished or sold or are proposed to be furnished or sold by the Company, or (B) purchases from or sells or furnishes to the Company any goods or services, or (ii) a beneficial interest in any contract or agreement to which the Company is a party or by which it may be bound or affected. Except as set forth in the Prospectus under "Certain Transactions," there are no existing agreements, arrangements, understandings or transactions, or proposed agreements, arrangements, understandings or transactions, between or among the Company and any officer, director, or Principal Stockholder (as such term is defined in the Prospectus) of the Company or any partner, affiliate or associate of any of the foregoing persons or entities.

     (xxviii) Any certificate signed by any officer of the Company, and delivered to the Representative or to Underwriters' Counsel (as defined herein) shall be deemed a representation and warranty by the Company to the Representative as to the matters covered thereby.

     (xxix) The Company: (i) has made and kept accurate books and records; (ii) has maintained internal and accounting controls which provide reasonable assurance that: (A) transactions are executed in accordance with management's authorization; (B) transactions are recorded as necessary to permit preparation of the financial statements and to maintain accountability for its assets; (C) access to its assets have been permitted only in accordance with management's authorization; and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals.

     (xxx) Except and to the extent described in the Prospectus, no holders of any securities of the Company or of any options, warrants or other convertible or exchangeable securities of the Company have the right to include any securities issued by the Company in the Registration Statement or any registration statement to be filed by the Company or to require the Company to file a registration statement under the Act and no person or entity holds any anti-dilution rights with respect to any securities of the Company.

     (xxxii) The properties and business of the Company conform in all material respects to the description thereof contained in the Registration Statement and the Prospectus; and the Company has good and marketable title to, or valid and enforceable leasehold estates in, all items of real and personal property stated in the Prospectus to be owned or leased by it, in each case free and clear of all liens, charges, claims, encumbrances, pledges, security interests, defects or other restrictions or equities of any kind whatsoever, other than those referred to in the Prospectus and liens for taxes not yet due and payable.

     (b) Each Selling Stockholder, for such Selling Stockholder only and not for any other Selling Stockholder, represents and warrants to, and agrees with, each Underwriter that:

     (i) Such Selling Stockholder has full right, power and authority to enter into the Power of Attorney and the Custody Agreement in the forms heretofore furnished to you (the "Power of Attorney and the Custody Agreement") and to enter into this Agreement, and on the date hereof such Selling Stockholder has and, at the time of delivery of the Stockholder Shares to the Underwriters hereunder, such Selling Stockholder will have full right, power and authority to sell and deliver the Stockholder Shares to be sold by such Selling Stockholder to the Underwriters, and at the date hereof such Selling Stockholder is, and at the time of delivery of the Stockholder Shares to the Underwriters such Selling Stockholder will be, the lawful owner of and has and will have marketable title to the Stockholder Shares to be sold by such Selling Stockholder free and clear of any claims, liens, encumbrances or security interests.

     (ii) The performance of this Agreement, the Power of Attorney and the Custody Agreement, and the consummation of the transactions herein and therein contemplated, will not conflict with or result in a breach of, or default under, any agreement, indenture or other instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound, or any law, rule, administrative regulation or court decree. This Agreement, the Power of Attorney and the Custody Agreement have been validly authorized, executed and delivered by such Selling Stockholder and each constitutes a legal, valid and binding obligation of such Selling Stockholder enforceable against such Selling Stockholder in accordance with its terms.

     (iii) When the Registration Statement became effective and at all times subsequent thereto, the Registration Statement, any post-effective amendment thereto and the Effective Prospectuses and Final Prospectuses as amended and supplemented, did not and will not contain any untrue statement of a material fact regarding such Selling Stockholder or omit to state a material fact regarding such Selling Stockholder required to be stated therein or necessary in order to make the statements therein not misleading, and such Selling Stockholder is, and shall be, unaware of any untrue statement of a material fact in such documents or the omission from such documents of any material fact required to be stated therein or necessary to make the statements therein not misleading.

     (iv) Such Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or that might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

     (v) Certificates in negotiable form representing all of the Firm Shares to be sold by such Selling Stockholder have been placed in custody under the Power of Attorney and the Custody Agreement duly executed and delivered by such Selling Stockholder to and appointing ______, as custodian (the "Custodian"), with authority to deliver and receive payment for the Firm Shares and Option Shares to be sold by such Selling Stockholder hereunder, and appointing __________ and _________________ or either of them, as such Selling Stockholders' attorney-in-fact (the "Attorney-in-Fact") with authority to execute and deliver this Agreement and any other documents necessary or desirable in connection with the transactions contemplated hereby on behalf of such Selling Stockholder, and otherwise to act on behalf of such Selling Stockholder and take all actions that may be necessary or desirable in connection with the transactions contemplated by this Agreement, the Power of Attorney and the Custody Agreement.

     (vi) The Firm Shares represented by the certificates held in custody for such Selling Stockholder under the Power of Attorney and the Custody Agreement are subject to the interests of the Underwriters hereunder, and the arrangements made by such Selling Stockholder for such custody, as well as the appointment by such Selling Stockholder of the Attorney-in-Fact, are, to that extent, irrevocable. Each Selling Stockholder specifically agrees that the obligations of the Selling Stockholders hereunder shall not be terminated by operation of law, whether by the death or incapacity of any individual Selling Stockholder or by the occurrence of any other event. If any Selling Stockholder should die or become incapacitated, or if any other similar event should occur before the delivery of the Firm Shares hereunder, certificates representing such Shares shall be delivered by or on behalf of such Selling Stockholder in accordance with the terms and conditions of this Agreement and of the Power of Attorney and the Custody Agreement, and the actions taken by the Attorney-in-Fact pursuant to the Power of Attorney and the Custody Agreement shall be as valid as if such death, incapacity or other event had not occurred, whether or not the Custodian or the Attorney-in-Fact shall have received notice of such death, incapacity or other event.

         2. PURCHASE, SALE AND DELIVERY OF THE SECURITIES AND REPRESENTATIVE'S WARRANTS.

     (a) On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company and each Selling Stockholder agrees to sell to each Underwriter, and each Underwriter agrees severally and not jointly to purchase from the Company and each Selling Stockholder at a price of $____ per share of Common Stock and $___________ per Redeemable Warrant, that number of Firm
Securities (rounded up or down, as determined by the Representative in its discretion, in order to avoid fractions) obtained by multiplying 2,333,333 shares of Common Stock and 4,000,000 Warrants in the case of the Company and 666,667 shares of Common Stock, in the case of a Selling Stockholder, in each case by a fraction the numerator of which is the number of shares of Common Stock and Redeemable Warrants set forth opposite the name of such Underwriter in Schedule A hereto and the denominator of which is the total number of shares of Common Stock and Redeemable Warrants, determined separately.

     (b) Certificates in negotiable form for the Common Stock to be sold by the Selling Stockholders have been placed in custody, for delivery under this Agreement, under Custody Agreements made with ______________________, as custodian ("Custodian"). Each such Selling Stockholder agrees that the shares represented by the certificates held in custody for such Selling Stockholder under such Custody Agreements are subject to the interests of the Underwriters hereunder, that the arrangements made by such Selling Stockholder for such custody are to that extent irrevocable, and that the obligations of such Selling Stockholder hereunder shall not be terminated by operation of law, whether by the death of any such individual Selling Stockholder or the occurrence of any other event, or in the case of a trust, by the death of any trustee or trustees or the termination of such trust. If any such individual Selling Stockholder or any such trustee or trustees should die, or if any other such event should occur, or if any of such trusts should terminate, before the delivery of the Common Stock hereunder, certificates for such Common Stock shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such death or other event or termination had not occurred, regardless of whether or not the Custodian shall have received notice of such death or other event or termination.

     (c) In addition, on the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters to purchase all or any part of an additional 150,000 Units (450,000 shares of Common Stock and 600,000 Warrants) at a price of $___ per Unit. The option granted hereby will expire 45 days after (i) the date the Registration Statement becomes effective, if the Company has elected not to rely on Rule 430A under the Rules and Regulations, or (ii) the date of this Agreement if the Company has elected to rely upon Rule 430A under the Rules and Regulations, and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Firm Securities upon notice by the Representative to the Company setting forth the number of Option Securities as to which Representative is then exercising the option and the time and date of payment and delivery for any such Option Securities. Any such time and date of delivery (an "Option Closing Date") shall be determined by the Representative, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Date, as hereinafter defined, unless otherwise agreed upon by the Representative and the Company. Nothing herein contained shall obligate the Underwriters to make any over-allotments. No Option Securities shall be delivered unless the Firm Securities shall be simultaneously delivered or shall theretofore have been delivered as herein provided.

     (d) The Company and the Custodian will deliver the Firm Securities to the Representative in the forms described below for the accounts of the Underwriters, against payment of the purchase price in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to the Representative drawn to the order of the Company, in the case of the Firm Securities to be sold by the Company and to the Custodian, in the case of the Firm Securities to be sold by the Selling Stockholders, at the office Dirks & Company, Inc., 520 Madison Avenue, new York, NY at 9:30 AM, New York time, on _________, 2001, or at such other time not later than seven full business days thereafter as you and the Company determine, such time being herein referred to as the "Closing Date". In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned office of the Representative or at such other place as shall be agreed upon by the Representative and the Company on each Option Closing Date as specified in the notice from the Representative to the Company. Delivery of the certificates for the Firm Securities and the Option Securities, if any, shall be made to the Underwriters against payment by the Underwriters of the purchase price for the Firm Securities and the Option Securities, if any, to the order of the Company and the Selling Stockholders for the Firm Securities of the Company and the Option Securities, if any, by New York Clearing House funds. Certificates for the Firm Securities and the Option Securities, if any, shall be in definitive, fully registered form, shall bear no restrictive legends and shall be in such denominations and registered in such names as the Representative may request in writing at least two (2) business days prior to the Closing Date or the relevant Option Closing Date, as the case may be. The certificates for the Firm Securities and the Option Securities, if any, shall be made available to the Representative at such office or such other place as the Representative may designate for inspection, checking and packaging no later than 9:30 a.m. on the last business day prior to Closing Date or the relevant Option Closing Date, as the case may be.

     (e) On the Closing Date, the Company shall issue and sell the Representative's Warrants to the Representative at a purchase price in the aggregate of $50.00, such warrants shall entitle the holders thereof to purchase up to 170,000 Units consisting of 510,000 shares of Common Stock and 680,000 Warrants. The Representative's Warrants shall be exercisable for a period of four years commencing one year from the effective date of the Registration Statement at a price equaling one hundred twenty percent (120%) of the initial public offering price of the Units. The Representative's Warrant Agreement and form of Warrant Certificate shall be substantially in the form filed as Exhibit
1.2 to the Registration Statement. Payment for the Representative's Warrants shall be made on the Closing Date.

     3. PUBLIC OFFERING OF THE SHARES. As soon after the Registration Statement becomes effective as the Representative deems advisable, the Underwriters shall make a public offering of the Units (other than to residents of or in any jurisdiction in which qualification of the Units is required and has not become effective) at the price and upon the other terms set forth in the Prospectus.
The Representative may from time to time increase or decrease the public offering price after distribution of the Units has been completed to such extent as the Representative, in its discretion deems advisable. The Underwriters may enter into one of more agreements as the Underwriters, in each of their sole discretion, deem advisable with one or more broker-dealers who shall act as dealers in connection with such public offering.

     4.  COVENANTS AND AGREEMENTS OF THE COMPANY AND SELLING  STOCKHOLDERS.  The
Company  and  Selling   Stockholders   covenant  and  agree  with  each  of  the
Underwriters as follows:

     (a) The Company shall use its best efforts to cause the Registration Statement and any amendments thereto to become effective as promptly as practicable and will not at any time, whether before or after the effective date of the Registration Statement, file any amendment to the Registration Statement or supplement to the Prospectus or file any document under the Act or Exchange Act before termination of the offering of the Units by the Underwriters of which the Representative shall not previously have been advised and furnished with a copy, or to which the Representative shall have objected or which is not in compliance with the Act, the Exchange Act or the Rules and Regulations.

     (b) As soon as the  Company is advised or obtains  knowledge  thereof,  the
Company will advise the  Representative  and confirm the notice in writing,  (i)
when the Registration Statement, as amended, becomes effective, if the provisions of Rule 430A promulgated under the Act will be relied upon, when the Prospectus has been filed in accordance with said Rule 430A and when any post-effective amendment to the Registration Statement becomes effective, (ii) of the issuance by the Commission of any stop order or of the initiation, or the threatening, of any proceeding, suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of the Preliminary Prospectus or the Prospectus, or any amendment or supplement thereto, or the institution of proceedings for that purpose, (iii) of the issuance by the Commission or by any state securities commission of any proceedings for the suspension of the qualification of any of the Securities for offering or sale in any jurisdiction or of the initiation, or the threatening, of any proceeding for that purpose, (iv) of the receipt of any comments from the Commission; and (v) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information. If the Commission or any state securities commission authority shall enter a stop order or suspend such qualification at any time, the Company use its best efforts to obtain prompt the withdrawal of the order.

     (c) The Company shall file the Prospectus (in form and substance satisfactory to the Representative) or transmit the Prospectus by a means reasonably calculated to result in filing with the Commission pursuant to Rule 424(b)(1) (or, if applicable and if consented to by the Representative, pursuant to Rule 424(b)(4)) not later than the Commission's close of business on the earlier of (i) the second business day following the execution and delivery of this Agreement and (ii) the fifteenth business day after the effective date of the Registration Statement.

     (d) The Company will give the Representative notice of its intention to file or prepare any amendment to the Registration Statement (including any post-effective amendment) or any amendment or supplement to the Prospectus (including any revised prospectus which the Company proposes for use by the Representative in connection with the offering of the Securities which differs from the corresponding prospectus on file at the Commission at the time the Registration Statement becomes effective, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) of the Rules and Regulations), and will furnish the Representative with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such prospectus to which the Representative or Schifino and Fleischer, P.A. ("Underwriters' Counsel"), shall object.

     (e) The Company shall endeavor in good faith, in cooperation with the Representative, at or prior to the time the Registration Statement becomes effective, to qualify the Securities for offering and sale under the securities laws of such jurisdictions as the Representative may designate to permit the continuance of sales and dealings therein for as long as may be necessary to complete the distribution, and shall make such applications, file such documents and furnish such information as may be required for such purpose; provided, however, the Company shall not be required to qualify as a foreign corporation or file a general or limited consent to service of process in any such jurisdiction. In each jurisdiction where such qualification shall be effected, the Company will, unless the Representative agrees that such action is not at the time necessary or advisable, use all reasonable efforts to file and make such statements or reports at such times as are or may reasonably be required by the laws of such jurisdiction to continue such qualification.

     (f) During the time when a prospectus is required to be
delivered under the Act, the Company shall use all reasonable efforts to comply with all requirements imposed upon it by the Act and the Exchange Act, as now and hereafter amended and by the Rules and Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Securities in accordance with the provisions hereof and the Prospectus, or any amendments or supplements thereto. If at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event shall have occurred as a result of which, in the opinion of counsel for the Company or Underwriters' Counsel, the Prospectus, as then amended or supplemented, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will notify the Representative promptly and prepare and file with the Commission an appropriate amendment or supplement in accordance with Section 10 of the Act, each such amendment or supplement to be satisfactory to Underwriters' Counsel, and the Company will furnish to the Representative copies of such amendment or supplement as soon as available and in such quantities as the Representative may request.

     (g) As soon as practicable, but in any event not later than 45 days after the end of the 12-month period beginning on the day after the end of the fiscal quarter of the Company during which the effective date of the Registration Statement occurs (90 days in the event that the end of such fiscal quarter is the end of the Company's fiscal year), the Company shall make generally available to its security holders, in the manner specified in Rule 158(b) of the Rules and Regulations, and to the Representative, an earnings statement which will be in the detail required by, and will otherwise comply with, the provisions of Section 11(a) of the Act and Rule 158(a) of the Rules and Regulations, which statement need not be audited unless required by the Act, covering a period of at least 12 consecutive months after the effective date of the Registration Statement.

     (h) During a period of five years after the date hereof, the Company will furnish to its stockholders, as soon as practicable, annual reports (including financial statements audited by independent public accountants) and unaudited quarterly reports of earnings, and will deliver to the Representative:

     (i) concurrently with furnishing such quarterly reports to its stockholders, statements of income of the Company for each quarter in the form furnished to the Company's stockholders and certified by the Company's principal financial or accounting officer;

     (ii) concurrently with furnishing such annual reports to its stockholders, a balance sheet of the Company as at the end of the preceding fiscal year, together with statements of operations, stockholders' equity, and cash flows of the Company for such fiscal year, accompanied by a copy of the certificate thereon of independent certified public accountants;

     (iii) as soon as they are available, copies of all reports (financial or other) mailed to stockholders;

     (iv) as soon as they are available, copies of all reports and financial statements furnished to or filed with the Commission, the NASD or any securities exchange;

     (v) every press release and every material news item or article of interest to the financial community in respect of the Company, or its affairs which was released or prepared by or on behalf of the Company; and

     (vi) any additional information of a public nature concerning the Company (and any future subsidiary) or its businesses which the Representative may request.

     (vii) During such five-year period, if the Company has an active subsidiary, the foregoing financial statements will be on a consolidated basis to the extent that the accounts of the Company and its subsidiary are consolidated, and will be accompanied by similar financial statements for any significant subsidiary which is not so consolidated.

     (i) The Company will maintain a Transfer Agent and Warrant Agent ("Transfer Agent") and, if necessary under the jurisdiction of incorporation of the Company, a Registrar (which may be the same entity as the Transfer Agent) for its Common Stock and Redeemable Warrants.

     (j) The Company will furnish to the Representative or on Representative's order, without charge, at such place as the Representative may designate, copies of each Preliminary Prospectus, the Registration Statement and any pre-effective or post-effective amendments thereto (two of which copies will be signed and will include all financial statements and exhibits), the Prospectus, and all amendments and supplements thereto, including any prospectus prepared after the effective date of the Registration Statement, in each case as soon as available and in such reasonable quantities as the Representative may request.

     (k) On or before the effective date of the Registration Statement, the Company shall provide the Representative with true copies of duly executed, legally binding and enforceable agreements pursuant to which, for a period of six (6) months from the effective date of the Registration Statement, the officers and directors of the Company and the Selling Stockholders, agree that it or he or she will not directly or indirectly, issue, offer to sell, sell, grant an option for the sale of, assign, transfer, pledge, hypothecate, distribute or otherwise encumber or dispose of any shares of Common Stock or securities convertible into, exercisable or exchangeable for or evidencing any right to purchase or subscribe for any shares of Common Stock (either pursuant to Rule 144 of the Rules and Regulations or otherwise) or dispose of any beneficial interest therein without the prior written consent of the Representative and the Company (the "Lock-up Agreements"). During the thirteen
(13) month period commencing with the effective date of the Registration Statement, the Company shall not, without the prior written consent of the
Representative, sell, contract or offer to sell, issue, transfer, assign, pledge, hypothecate, distribute, or otherwise dispose of, directly or indirectly, any shares of Common Stock or any options, rights or warrants with respect to any shares of Common Stock, except that the Company may conduct a secondary offering of its securities in an amount of not less than thirty million dollars ($30,000,000) if the Representative is given the opportunity to participate in the secondary offering. On or before the Closing Date, the Company shall deliver instructions to the Transfer Agent authorizing it to place appropriate legends on the certificates representing the securities subject to the Lock-up Agreements and to place appropriate stop transfer orders on the Company's ledgers.

     (l) Neither the Company, nor any of its officers, directors and Selling Stockholders, nor any of their respective affiliates (within the meaning of the Rules and Regulations) will take, directly or indirectly, any action designed to, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any securities of the Company.

     (m) The Company shall apply the net proceeds from the sale of the Securities in the manner, and subject to the conditions, set forth under "Use of Proceeds" in the Prospectus. Except as described in the Prospectus, no portion of the net proceeds will be used, directly or indirectly, to acquire any securities issued by the Company.

     (n) The Company shall timely file all such reports, forms or other documents as may be required from time to time, under the Act, the Exchange Act, and the Rules and Regulations, and all such reports, forms and documents filed will comply as to form and substance with the applicable requirements under the Act, the Exchange Act, and the Rules and Regulations.

     (o) The Company shall furnish to the Representative as early as practicable prior to each of the date hereof, the Closing Date and each Option Closing Date, if any, but no later than two (2) full business days prior thereto, a copy of the latest available unaudited interim financial statements of the Company (which in no event shall be as of a date more than thirty (30) days prior to the date of the Registration Statement) which have been read by the Company's independent public accountants, as stated in its letter to be furnished pursuant to Section 6(k) hereof.

     (p) The Company shall cause the Common Stock and the Redeemable Warrants to be quoted on ____________ and for a period of five (5) years from the date hereof, use its best efforts to maintain the _______________ quotation of the Common Stock and the Redeemable Warrants to the extent outstanding.

     (q) For a period of five (5) years from the Closing Date, the Company shall furnish to the Representative at the Representative's request and at the Company's sole expense, (i) weekly consolidated transfer sheets relating to the Common Stock and the Redeemable Warrants (ii) the list of holders of all of the Company's securities and (iii) a Blue Sky "Trading Survey" for secondary sales of the Company's securities prepared by counsel to the Company.

     (r) Until the completion of the distribution of the Firm Securities and the Option Securities, the Company shall not without the prior written consent of the Representative and Underwriters' Counsel, issue, directly or indirectly, any press release or other communication or hold any press conference with respect to the Company or its activities or the offering contemplated hereby, other than trade releases issued in the ordinary course of the Company's business consistent with past practices with respect to the Company's operations.

     (s) For a period equal to the lesser of (i) three (3) years from the date hereof, and (ii) the sale to the public of the Representative's Securities, the Company will not take any action or actions which may prevent or disqualify the Company's use of Form SB-2 or Form S-1 (or other appropriate form) for the registration under the Act of the Representative's Securities.

     (t) For a period of one (1) year after the effective date of the Registration Statement, the Representative shall have the right to designate one
(1) individual to attend all meetings of the Company's Board of Directors (the "Board"). The Company shall notify the Representative of each meeting of the Board and the Company shall send to such individual all notices and other correspondence and communications sent by the Company to members of the Board. Such individual shall be reimbursed for all out-of-pocket expenses incurred in connection with his attendance of meetings of the Board.

     (u) Each Selling Stockholder agrees to deliver to you on or prior to the First Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

     (v) Each Selling Stockholder agrees, for a period of six (6) months after the date hereof, that such Selling Stockholder will not, without the prior written consent of the Representative, offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company) directly or indirectly, any additional Securities of the Company or Securities convertible into or exchangeable or exercisable for any Securities (including, without limitation, securities of the Company which may be deemed to be beneficially owned by such Selling Stockholder in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant), or publicly disclose the intention to make any such offer, sale, pledge, hypothecation, grant or disposal.

     (w) Each Selling Stockholder will advise you promptly, and if requested by you, will confirm such advice in writing, of any change in condition (financial or other), business, properties or results of operations of the Company or of any change in information relating to such Selling Stockholder or the Company or any new information relating to the Company or relating to any matter stated in the Prospectus or any amendment or supplement thereto that comes to the attention of such Selling Stockholder that suggests that any statement made in the Registration Statement or the Prospectus (as then amended or supplemented, if amended or supplemented) is or may be untrue in any material respect or that the Registration Statement or Prospectus (as then amended or supplemented, if amended or supplemented) omits or may omit to state a material fact or a fact necessary to be stated therein on order to make the statements therein not misleading in any material respect, or of the necessity to amend or supplement the Prospectus (as then amended or supplemented, if amended or supplemented) in order to comply with the Act or any other law.

     5. PAYMENT OF EXPENSES.

     (a) The Company hereby agrees to pay on each of the Closing Date and the Option Closing Date (to the extent not paid at the Closing Date) all expenses and fees (other than fees of Underwriters' Counsel, except as provided in (iv) below) incident to the performance of the obligations of the Company under this Agreement and the Representative's Warrant Agreement, including, without limitation, (i) the fees and expenses of accountants and counsel for the
Company, (ii) all costs and expenses incurred in connection with the preparation, duplication, printing, (including mailing and handling charges) filing, delivery and mailing (including the payment of postage with respect thereto) of the Registration Statement and the Prospectus and any amendments and supplements thereto and the printing, mailing (including the payment of postage with respect thereto) and delivery of this Agreement, the Agreement Among Underwriters, the Selected Dealer Agreements, and related documents, including the cost of all copies thereof and of the Preliminary Prospectuses and of the

Prospectus and any amendments thereof or supplements thereto supplied to the Underwriters and such dealers as the Underwriters may request, in quantities as hereinabove stated, (iii) the printing, engraving, issuance and delivery of the Securities including, but not limited to, (x) the purchase by the Underwriters of the Firm Securities and the Option Securities and the purchase by the Representative of the Representative's Warrants from the Company, (y) the consummation by the Company of any of its obligations under this Agreement and the Representative's Warrant Agreement, and (z) resale of the Firm Securities and the Option Securities by the Underwriters in connection with the distribution contemplated hereby, (iv) the qualification of the Securities under state or foreign securities or "Blue Sky" laws and determination of the status of such securities under legal investment laws, including the costs of printing and mailing the "Preliminary Blue Sky Memorandum," the "Supplemental Blue Sky Memorandum" and "Legal Investments Survey," if any, and disbursements and fees of Underwriter's Counsel in connection therewith, provided that such Blue Sky counsel fees shall not exceed $15,000 if the Securities are listed on a national securities exchange or $30,000 if the Securities are listed on the Nasdaq Small Cap Market or traded on the Bulletin Board, (v) advertising costs and expenses, including but not limited to costs and expenses in connection with the "road show", information meetings and presentations, bound volumes and prospectus memorabilia and "tomb-stone" advertisement expenses, provided that the Representative's road show expenses shall not exceed $50,000, (vi) costs and expenses in connection with due diligence investigations, including but not limited to the fees of any independent counsel or consultant retained, (vii) fees and expenses of the transfer agent and registrar, (viii) the fees payable to the Commission and the NASD, and (ix) the fees and expenses incurred in connection with the quotation of the Securities on Nasdaq or any other exchange.

     (b) If this Agreement is terminated by the Underwriters in accordance with the provisions of Section 6 or Section 11, (i) the Company shall reimburse and indemnify the Representative for all of its actual out-of-pocket expenses, including the fees and disbursements of Underwriters' Counsel, less any amounts already paid pursuant to Section 5(c) hereof.

     (c) The Company further agrees that, in addition to the expenses payable pursuant to subsection (a) of this Section 5, it will pay to the Representative on the Closing Date by certified or bank cashier's check or, at the election of the Representative, by deduction from the proceeds of the offering contemplated herein a non-accountable expense allowance equal to three percent (3.0%) of the gross proceeds received by the Company from the sale of the Firm Securities, $50,000 of which has been paid to date. In the event the Representative elects to exercise the over-allotment option described in Section 2(b) hereof, the Company agrees to pay to the Representative on the Option Closing Date (by certified or bank cashier's check or, at the Representative's election, by deduction from the proceeds of the Option Securities) a non-accountable expense allowance equal to three percent (3.0%) of the gross proceeds received by the Company from the sale of the Option Securities.

     6. CONDITIONS OF THE UNDERWRITERS' OBLIGATIONS. The obligations of the Underwriters hereunder shall be subject to the continuing accuracy of the representations and warranties of the Company herein as of the date hereof and as of the Closing Date and each Option Closing Date, if any, with respect to the Company as if it had been made on and as of the Closing Date or each Option Closing Date, as the case may be; the accuracy on and as of the Closing Date or Option Closing Date, if any, of the statements of the officers of the Company made pursuant to the provisions hereof; and the performance by the Company on and as of the Closing Date and each Option Closing Date, if any, of its covenants and obligations hereunder and to the following further conditions:

     (a) The Registration Statement shall have become effective not later than on the date of this Agreement or such later date and time as shall be consented to in writing by the Representative, and, at Closing Date and each Option
Closing Date, if any, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or shall be pending or threatened by the Commission and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of Underwriters' Counsel. If the Company has elected to rely upon Rule 430A of the Rules and Regulations, the price of the Shares and any price-related information previously omitted from the effective Registration Statement pursuant to such Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) of the Rules and Regulations within the prescribed time period, and prior to the Closing Date the Company shall have provided evidence satisfactory to the Representative of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A of the Rules and Regulations.

     (b) The Representative shall not have advised the Company that the Registration Statement, or any amendment thereto, contains an untrue statement of fact which, in the Representative's opinion, is material, or omits to state a fact which, in the Representative's opinion, is material and is required to be stated therein or is necessary to make the statements therein not misleading, or that the Prospectus, or any supplement thereto, contains an untrue statement of fact which, in the Representative's opinion, is material, or omits to state a fact which, in the Representative's opinion, is material and is required to be stated therein or is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (c) On or prior to the Closing Date, the Representative shall have received from Underwriters' Counsel, such opinion or opinions with respect to such matters as the Representative may request and Underwriters' Counsel shall have received such papers and information as they request to enable them to pass upon such matters.

     (d) At Closing Date, the Underwriter shall have received the favorable opinion of Johnson, Blakely, Pope, Bokor, Ruppel & Burns, P.A. ("Johnson Blakely"), counsel to the Company, dated the Closing Date, addressed to the Underwriters and in form and substance satisfactory to Underwriters' Counsel, to the effect that:

     (i) the Company (A) has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction and (B) is duly qualified and licensed and in good standing as a foreign corporation in each jurisdiction in which its ownership or leasing of any properties or the character of its operations requires such qualification or licensing,;

     (ii) to the best of such counsel's knowledge, the Company does not own an interest in any other corporation, partnership, joint venture, trust or other business entity;

     (iii) the Company has a duly authorized, issued and outstanding capitalization as set forth in the Prospectus, and any amendment or supplement thereto, under "Capitalization" and "Description of Securities," and the Company, to the best knowledge of Counsel, is not a party to or bound by any instrument, agreement or other arrangement providing for it to issue any capital stock, rights, warrants, options or other securities, except for this Agreement, the Representative's Warrant Agreement and as described in the Prospectus. The Securities, and all other securities issued or issuable by the Company conform in all material respects to all statements with respect thereto contained in the Registration Statement and the Prospectus. All issued and outstanding securities of the Company have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have no rights of rescission with respect thereto, and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company. The Firm
Securities, the Option Securities, the Representative's Warrants and the Representative's Securities to be sold by the Company hereunder and under the
Representative's Warrant Agreement are not and will not be subject to any preemptive or other similar rights of any stockholder, have been duly authorized and, when issued, paid for and delivered in accordance with the terms hereof, will be validly issued, fully paid and non-assessable and conform to the description thereof contained in the Prospectus; the holders thereof will not be subject to any liability solely as such holders; all corporate action required to be taken for the authorization, issue and sale by the Company of the Firm Securities, the Option Securities, the Representative's Warrants and the
Representative's Securities has been duly and validly taken; and the certificates representing the Firm Securities, the Option Securities and the Representative's Warrants are in due and proper form. The Representative's Warrants constitute valid and binding obligations of the Company to issue and sell, upon exercise thereof and payment therefor, the number and type of securities of the Company called for thereby. The Securities have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement, and when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued, fully paid and non-assessable free and clear of any pledge, lien, charge, claim, encumbrance, pledge, security interest, or other restriction or equity of any kind whatsoever. There are no restrictions upon the voting or transfer of, any of the Securities pursuant to the Company's certificate of incorporation or bylaws. No transfer tax is payable by or on behalf of the Underwriters in connection with (A) the issuance by the Company of the Firm Securities, the Option Securities, and the Representatives' Warrants (B) the purchase by the Underwriters of the Firm Securities, the Option Securities and the Representative's Warrants, respectively, from the Company, (C) the consummation by the Company of any of its obligations under this Agreement or the Representative's Warrant Agreement, or (D) resales of the Firm Securities and the Option Securities in connection with the distribution contemplated hereby;

     (iv) the Registration Statement is effective under the Act, and, if applicable, filing of all pricing information has been timely made in the appropriate form under Rule 430A, and no stop order suspending the use of the Preliminary Prospectus, the Registration Statement or Prospectus or any part of any thereof or suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or, to the best of such counsel's knowledge, threatened by the Commission;

     (v) each of the Preliminary Prospectus, the Registration Statement, and the Prospectus and any amendments or supplements thereto (other than the financial statements and other financial and statistical data included therein, as to which no opinion need be rendered) comply as to form in all material respects with the requirements of the Act and the Rules and Regulations;

     (vi) to the best of such counsel's knowledge: (i) the descriptions in the Registration Statement and Prospectus of statutes, legal and governmental proceedings, contracts and other documents are accurate in all material respects; (ii) there are no statutes, legal or governmental proceedings, contracts or documents that are required to be described in the Prospectus, or documents that are required to be filed as exhibits to the Registration Statement that are not discussed or filed as required and the exhibits which have been filed are correct copies of the documents of which they purport to be copies; (iii) there is no action, suit, proceeding, inquiry or investigation before or by any court or governmental body or agency, domestic or foreign, now pending or threatened against the Company or its property or assets, which is required to be disclosed in the Registration Statement which is not so disclosed therein, or which, if determined adversely, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect or which would adversely affect the present or prospective ability to perform its obligations under this Agreement.

     (vii) the Company has full legal right, power and authority to enter into each of this Agreement and the Representative's Warrant Agreement and to consummate the transactions provided for herein and therein; and each of this Agreement and the Representative's Warrant Agreement has been duly authorized, executed and delivered by the Company. Each of this Agreement and the Representative's Warrant Agreement, assuming due authorization, execution and delivery by each other party thereto constitutes a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and the application of equitable principles in any action, legal or equitable, and except as rights to indemnity or contribution may be limited by applicable law), and none of the Company's execution or delivery of this Agreement and the Representative's Warrant Agreement, its performance hereunder or thereunder, its consummation of the transactions contemplated herein or therein, or the conduct of its business as described in the Registration Statement, the Prospectus, and any amendments or supplements thereto, conflicts with or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitutes or will constitute a default under, or result in the creation or imposition of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction or equity of any kind whatsoever upon, any property or assets (tangible or intangible) of the Company pursuant to the terms of, (A) the certificate of incorporation or by-laws of the Company, and to such Counsel's best knowledge (B) any license, contract, indenture, mortgage, deed of trust, voting trust agreement, stockholders agreement, note, loan or credit agreement or any other agreement or instrument to which the Company is a party or by which it is or may be bound or to which any of its respective properties or assets (tangible or intangible) is or may be subject, or (C) any statute, judgment, decree, order, rule or regulation applicable to the Company of any arbitrator, court, regulatory body or administrative agency or other governmental agency or body (including, without limitation, those having jurisdiction over environmental or similar matters), domestic or foreign, having jurisdiction over the Company or any of its activities or properties;

     (viii) except as described in the Prospectus, no consent, approval, authorization or order of, and no filing with, any court, regulatory body, government agency or other body (other than such as may be required under Blue Sky laws, as to which no opinion need be rendered) is required in connection with the issuance or sale of the Shares pursuant to the Prospectus, the issuance of the Representative's Warrants, the performance of this Agreement and the Representative's Warrant Agreement, and the transactions contemplated hereby and thereby except as have been obtained;

     (ix) to the best knowledge of such counsel, the Company is not in breach of, or in default under, any term or provision of any contract, indenture, mortgage, installment sale agreement, deed of trust, lease, voting trust agreement, stockholders' agreement, partnership agreement, note, loan or credit agreement or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which the Company is a party or by which the Company may be bound or to which the property or assets (tangible or intangible) of the Company is subject or affected; and the Company is not in violation of any term or provision of its certificate of incorporation by-laws, or in violation of any franchise, permit, judgment, decree, order, statute, rule or regulation;

     (x) the statements in the Prospectus under "BUSINESS," "MANAGEMENT," "PRINCIPAL STOCKHOLDERS," "CERTAIN TRANSACTIONS," "DESCRIPTION OF SECURITIES," "RESALES BY SELLING STOCKHOLDERS" and "SHARES ELIGIBLE FOR FUTURE SALE" have been reviewed by such counsel, and insofar as they refer to statements of law, descriptions of statutes, licenses, rules or regulations or legal conclusions, are correct in all material respects;

     (xi) the Firm Securities and Option Securities have been accepted for quotation on ____________________________;

     (xii) except as described in the Prospectus, no person, corporation, trust, partnership, association or other entity has the right to include and/or register any securities of the Company in the Registration Statement, require the Company to file any registration statement or, if filed, to include any security in such registration statement;

     (xiii) To the best of counsel's knowledge, except as described in the Prospectus, there are no claims, payments, issuances, arrangements or understandings for services in the nature of a finder's or origination fee with respect to the sale of the Securities hereunder or financial consulting arrangement or any other arrangements, agreements, understandings, payments or issuances that may affect the Underwriters' compensation, as determined by the NASD;

     (xiv) assuming due execution and delivery by the parties thereto other than the Company, the Lock-up Agreements are legal, valid and binding obligations of parties thereto, enforceable against the party and any subsequent holder of the securities subject thereto in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and the application of equitable principles in any action, legal or equitable, and except as rights to indemnity or contribution may be limited by applicable law); and

     (xv) except as described in the Prospectus, the Company does not (A) maintain, sponsor or contribute to any ERISA Plans, (B) maintain or contribute, now or at any time previously, to a defined benefit plan, as defined in Section 3(35) of ERISA, and (C) has never completely or partially withdrawn from a "multiemployer plan".

     Such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company and representatives of the independent public accountants for the Company at which conferences such officers, representatives and accountants discussed the contents of the Preliminary Prospectus, the Registration Statement, the Prospectus, and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus, on the basis of the foregoing, no facts have come to the attention of such counsel which lead them to believe that either the Registration Statement or any amendment thereto, at the time such Registration Statement or amendment became effective or the Prospectus or amendment or supplement thereto as of the date of such opinion contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and schedules and other financial and statistical data included in the Preliminary Prospectus, the Registration Statement or Prospectus).

     Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991), or any comparable State bar accord.

     In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance satisfactory to Underwriters' Counsel) of other counsel acceptable to Underwriters' Counsel, familiar with the applicable laws; (B) as to matters of fact, to the extent they deem proper, on certificates and written statements of responsible officers of the Company, and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company, provided that copies of any such statements or certificates shall be delivered to Underwriters' Counsel if requested. The opinion shall also state that the Underwriters' Counsel is entitled to rely thereon. The opinion of such counsel for the Company shall state that the opinion of any such other counsel is in form satisfactory to such counsel and that the Underwriters and they are justified in relying thereon.

     At each Option Closing Date, if any, the Underwriters shall have received the favorable opinion of Johnson Blakely, counsel to the Company, dated the Option Closing Date, addressed to the Underwriters and in form and substance satisfactory to Underwriters' Counsel, confirming as of Option Closing Date the statements made by Johnson Blakely in its opinion delivered on the Closing Date.

     (e) The Representative shall have received an executed copy of the opinion contemplated by the Power of Attorney executed and delivered by or on behalf of each Selling Stockholder party to the Custody Agreement to the effect that:

     (i) each Selling Stockholder has the legal capacity power and authority to sell the Common Stock to be sold by it;

     (ii) each such Selling Stockholder is the sole registered owner of the Common Stock to be sold by it; and upon payment and transfer as contemplated by the Underwriting Agreement, the Underwriters will acquire a security entitlement with respect to such Common Stock and no action based on an adverse claim (within the meaning of the New York UCC) to such security entitlement may be asserted against the Underwriters (this opinion may be based on the following assumptions: (A) The Depository Trust Company ("DTC") is a "clearing corporation"  and,  consequently,  a  "securities  intermediary,"  as defined in
Section 8-102 of the Uniform Commercial Code as in effect in the State of New York (the "New York UCC"), (B) such Offered Securities are registered at the closing in the name of DTC or its nominee, and DTC or another person on behalf of DTC maintains possession of certificates representing such Offered Securities, (C) DTC indicates by book entry that security entitlements with respect to such Offered Securities have been credited at the closing to the Underwriters' securities accounts at DTC and (D) the Underwriters acquire such security entitlements without notice of any adverse claim);

     (iii) no consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by such Selling Stockholder for the consummation of the transactions contemplated by this Agreement or the Custody Agreement in connection with the sale of the Common Stock sold by such Selling Stockholder, except such as have been obtained and made under the Act and such as may be required under state securities laws;

     (iv) the execution, delivery and performance of this Agreement and the Custody Agreement and the consummation of the transaction therein and herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over such Selling Stockholder or any of its properties or any agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the properties of such Selling Stockholder is subject, or the charter or by-laws of such Selling Stockholder which is a corporation;

     (v) the Power of Attorney and related Custody Agreement with respect to each Selling Stockholder has been duly authorized, executed and delivered by such Selling Stockholder and constitute valid and legally binding obligations of each such Selling Stockholder enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and

     (vi) this Agreement has been duly authorized, executed and delivered by such Selling Stockholder.

     (f) On or prior to each of the Closing Date and the Option
Closing Date, if any, Underwriters' Counsel shall have been furnished such documents, certificates and opinions as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in subsection (c) of this Section 6, or in order to evidence the accuracy, completeness or satisfaction of any of the representations, warranties or conditions of the Company, or herein contained.

     (g) On or prior to each of the Closing Date and each Option Closing Date, if any, (i) there shall have been no material adverse change nor development involving a prospective change in the condition, financial or otherwise, prospects, stockholders' equity or the business activities of the Company, whether or not in the ordinary course of business, from the latest dates as of which such condition is set forth in the Registration Statement and Prospectus;
(ii) there shall have been no transaction, not in the ordinary course of business, entered into by the Company, from the latest date as of which the financial condition of the Company is set forth in the Registration Statement and Prospectus which is materially adverse to the Company; (iii) the Company shall not be in default under any provision of any instrument relating to any outstanding indebtedness; (iv) the Company shall not have issued any securities (other than the Securities); the Company shall not have declared or paid any dividend or made any distribution in respect of its capital stock of any class; and there shall not have been any change in the capital stock of the Company, or any material change in the debt (long or short term) or liabilities or obligations of the Company (contingent or otherwise); (v) no material amount of the assets of the Company shall have been pledged or mortgaged, except as set forth in the Registration Statement and Prospectus; (vi) no action, suit or proceeding, at law or in equity, shall have been pending or threatened (or circumstances giving rise to same) against the Company, or affecting any of its properties or business before or by any court or federal, state or foreign commission, board or other administrative agency wherein an unfavorable decision, ruling or finding could reasonably be expected to have a Material Adverse Effect; and (vii) no stop order shall have been issued under the Act and no proceedings therefor shall have been initiated or threatened by the Commission.

     (h) At each of the Closing Date and each Option Closing Date, if any, the Underwriters shall have received a certificate of the Company signed by the principal executive officer and by the chief financial or chief accounting officer of the Company, dated the Closing Date or Option Closing Date, as the case may be, to the effect that each of such persons has carefully examined the Registration Statement, the Prospectus and this Agreement, and that:

     (i) the representations and warranties of the Company in this Agreement are true and correct, as if made on and as of the Closing Date or the Option Closing Date, as the case may be, and the Company has complied with all agreements and covenants and satisfied all conditions contained in this Agreement on its part to be performed or satisfied at or prior to such Closing Date or Option Closing Date, as the case may be;

     (ii) no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued, and no proceedings for that purpose have been instituted or are pending or, to the best of each of such person's knowledge, threatened under the Act;

     (iii) the Registration Statement and the Prospectus and, if any, each amendment and each supplement thereto, contain all statements and information required to be included therein, and none of the Registration Statement, the Prospectus nor any amendment or supplement thereto includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading and neither the Preliminary Prospectus or any supplement thereto included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

     (iv) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, (a) the Company has not incurred up to and including the Closing Date or the Option Closing Date, as the case may be, other than in the ordinary course of its business, any material liabilities or obligations, direct or contingent; (b) the Company has not paid or declared any dividends or other distributions on its capital stock; (c) the Company has not entered into any transactions not in the ordinary course of business; (d) there has not been any change in the capital stock of the Company or any material change in the debt (long or short-term) of the Company; (e) the Company has not sustained any material loss or damage to its property or assets, whether or not insured; (g) there is no litigation which is pending or threatened (or circumstances giving rise to same) against the Company, or any affiliated party of any of the foregoing which is required to be set forth in an amended or supplemented Prospectus which has not been set forth; and (h) there has occurred no event required to be set forth in an amended or supplemented Prospectus which has not been set forth. References to the Registration Statement and the Prospectus in this subsection (h) are to such documents as amended and supplemented at the date of such certificate.

     (i) By the Closing Date, the Underwriters will have received clearance from the NASD as to the amount of compensation allowable or payable to the Underwriters, as described in the Registration Statement.

     (j) At the time this Agreement is executed, the Underwriters shall have received from Goldstein a letter, dated such date, addressed to the Underwriters in form and substance satisfactory (including the non-material nature of the changes or decreases, if any, referred to in clause (iii) below) in all respects to the Underwriters and Underwriters' Counsel;

     (i) confirming that they are independent certified public accountants with respect to the Company within the meaning of the Act and the applicable Rules and Regulations;

     (ii) stating that it is their opinion that the financial statements and supporting schedules of the Company included in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations thereunder and that the Underwriters may rely upon the opinion of Goldstein with respect to such financial statements and supporting schedules included in the Registration Statement;

     (iii) stating that, on the basis of a limited review which included a reading of the latest available unaudited interim financial statements of the Company, a reading of the latest available minutes of the stockholders and board of directors and the various committees of the boards of directors of the Company, consultations with officers and other employees of the Company responsible for financial and accounting matters and other specified procedures and inquiries, nothing has come to their attention which would lead them to believe that (A) the pro forma financial information contained in the Registration Statement and Prospectus does not comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations or is not fairly presented in conformity with generally accepted accounting principles applied on a basis consistent with that of the audited financial statements of the Company or the unaudited pro forma financial information included in the Registration Statement, (B) the unaudited financial statements and supporting schedules of the Company included in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations or are not fairly presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements of the Company included in the Registration Statement, or (C) at a specified date not more than five (5) days prior to the effective date of the Registration Statement, there has been any change in the capital stock of the Company, any change in the long-term debt of the Company, or any decrease in the stockholders' equity of the Company or any decrease in the net current assets or net assets of the Company as compared with amounts shown in the October 31, 2000 balance sheets included in the Registration Statement, other than as set forth in or contemplated by the Registration Statement, or, if there was any change or decrease, setting forth the amount of such change or decrease, and (D) during the period from October 31, 2000 to a specified date not more than five (5) days prior to the effective date of the Registration Statement, there was any decrease in net revenues or net earnings of the Company or increase in net earnings per common share of the Company, in each case as compared with the corresponding period beginning August 1, 1999 other than as set forth in or contemplated by the Registration Statement, or, if there was any such decrease, setting forth the amount of such decrease;

     (iv) setting forth, at a date not later than five (5) days prior to the date of the Registration Statement, the amount of liabilities of the Company (including a break-down of commercial paper and notes payable to banks);

     (v) stating that they have compared specific dollar amounts, numbers of shares, percentages of revenues and earnings, statements and other financial information pertaining to the Company set forth in the Prospectus in each case to the extent that such amounts, numbers, percentages, statements and information may be derived from the general accounting records, including work sheets, of the Company and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries and other appropriate procedures (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in the letter and found them to be in agreement; and

     (vi) statements as to such other matters incident to the transaction contemplated hereby as the Underwriters may reasonably request.

     (k) At the  Closing  Date  and  each  Option  Closing  Date,  if  any,  the
Underwriters shall have received from Goldstein a letter, dated as of the Closing Date or the Option Closing Date, as the case may be, to the effect that they reaffirm the statements made in the letter furnished pursuant to SUBSECTION
(j) of this Section hereof except that the specified date referred to shall be a date not more than five days prior to the Closing Date or the Option Closing Date, as the case may be, and, if the Company has elected to rely on Rule 430A of the Rules and Regulations, to the further effect that they have carried out procedures as specified in clause (v) of SUBSECTION (j) of this Section with respect to certain amounts, percentages and financial information as specified by the Underwriters and deemed to be a part of the Registration Statement pursuant to Rule 430A(b) and have found such amounts, percentages and financial information to be in agreement with the records specified in such clause (v).

     (l) The Company shall have delivered to the Representative a letter from Goldstein addressed to the Company stating that they have not during the immediately preceding two year period brought to the attention of the Company's management any "weakness" as defined in Statement of Auditing Standards No. 60 "Communication of Internal Control Structure Related Matters Noted in an Audit," in any of the Company's internal controls.

     (m) On each of the Closing Date and Option Closing Date, if any, there shall be duly tendered to the Representative the appropriate number of Securities.

     (n) No order suspending the sale of the Securities in any jurisdiction designated by the Representative pursuant to subsection (e) of Section 4 hereof shall have been issued on either the Closing Date or the Option Closing Date, if any, and no proceedings for that purpose shall have been instituted or threatened.

     (o) On or before the Closing Date, the Company shall have executed and delivered to the Representative, (i) the Representative's Warrant Agreement substantially in the form filed as Exhibit 1.2 to the Registration Statement in final form and substance satisfactory to the Representative, and (ii) the Representative's Warrants in such denominations and to such designees as shall have been provided to the Company.

     (p) On or before the Closing Date, the Common Stock and the Redeemable Warrants shall have been duly approved for quotation on _____________________, subject to official notice of issuance.

     (q) On or before the Closing Date, there shall have been delivered to the Representative all of the Lock-up Agreements, in form and substance satisfactory to Representative's Counsel.

     If any condition to the Representative's obligations hereunder to be fulfilled prior to or at the Closing Date or the relevant Option Closing Date, as the case may be, is not so fulfilled, the Representative may terminate this Agreement or, if the Representative so elects, it may waive any such conditions which have not been fulfilled or extend the time for their fulfillment.

     7. INDEMNIFICATION.

     (a) The Company and the Selling Stockholders agree to indemnify and hold harmless each of the Underwriters (for purposes of this Section 7, "Underwriters" shall include the officers, directors, partners, employees, agents and counsel of the Underwriters, including specifically each person who may be substituted for an Underwriter as provided in Section 11 hereof), and each person, if any, who controls the Underwriter ("controlling person") within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, from and against any and all losses, claims, damages, expenses or liabilities, joint or several (and actions, proceedings, investigations, inquiries, and suits in respect thereof), whatsoever (including but not limited to any and all costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against such action, proceeding, investigation, inquiry or suit, commenced or threatened, or any claim whatsoever), as such are incurred, to which the Underwriter or such controlling person may become subject under the Act, the Exchange Act or any other statute or at common law or otherwise, arising out of or based upon (A) any untrue statement or alleged untrue statement of a material fact contained (i) in the Registration Statement or the Prospectus (as from time to time amended and supplemented); (ii) in any post-effective amendment or amendments or any new registration statement and prospectus in which is included securities of the Company issued or issuable upon exercise of the Securities; or
(iii) in any  application  or other document or written  communication  (in this
Section 7 collectively called "application") executed by the Company or based upon written information furnished by the Company filed, delivered or used in any jurisdiction in order to qualify the Securities under the securities laws thereof or filed with the Commission, any state securities commission or agency, or any securities exchange, (B) the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of the Prospectus, in the light of the circumstances under which they were made), or (C) any breach of any representation, warranty, covenant or agreement of the Company contained herein or in any certificate by or on behalf of the Company or any of its officers delivered pursuant hereto unless, in the case of clause (A) or (B) above, such statement or omission was made in reliance upon and in conformity with written information furnished to the Company with respect to any Underwriter by or on behalf of such Underwriters expressly for use in the Registration Statement or any Prospectus, or any amendment thereof or supplement thereto, or in any application, as the case may be. Notwithstanding the foregoing, the liability of each Selling Stockholder under the foregoing indemnity agreement shall be limited to an amount equal to the initial public offering price of the Common Stock sold by such Selling Stockholder, less the underwriting discount as set forth on the cover page of the Prospectus.

     The indemnity agreement in this subsection (a) shall be in addition to any liability which the Company may have at common law or otherwise.

     (b) Each of the Underwriters agrees severally, but not jointly, to indemnify and hold harmless the Company and each selling Stockholder, each of their directors, officers employees, agents and counsel, and each other person, if any, who controls the Company or each Selling Stockholder within the meaning of the Act, to the same extent as the foregoing indemnity from the Company and Selling Stockholders to the Underwriter but only with respect to statements or omissions, if any, made in the Registration Statement or Prospectus or any amendment thereof or supplement thereto or in any application made in reliance upon, and in strict conformity with, written information furnished to the Company with respect to any Underwriter by such Underwriter expressly for use in the Registration Statement or Prospectus or any amendment thereof or supplement thereto or in any such application, provided that such written information or omissions only pertain to disclosures in the Registration Statement or Prospectus directly relating to the transactions effected by the Underwriters in connection with this Offering. The Company acknowledges that the statements with respect to the public offering of the Securities set forth under the heading "Underwriting" has been furnished by the Underwriter expressly for use therein and constitute the only information furnished in writing by or on behalf of the Underwriters for inclusion in the Prospectus.

     The indemnity agreement in this subsection (b) shall be in addition to any liability which the Underwriters may have at common law or otherwise.

     (c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, suit or proceeding, such indemnified party shall, if a claim in respect thereof is to be made against one or more indemnifying parties under this Section 7, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 7 except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it may have otherwise). In case any such action, investigation, inquiry, suit or proceeding is brought against any indemnified party, and it notifies an indemnifying party or parties of the commencement thereof, the indemnifying party or parties will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying parties in connection with the defense of such action at the expense of the indemnifying party, (ii) the indemnifying parties shall not have employed counsel reasonably satisfactory to such indemnified party to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action, investigation, inquiry, suit or proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses of one additional counsel shall be borne by the indemnifying parties. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action, investigation, inquiry, suit or proceeding or separate but similar or related actions, investigations, inquiries, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances. Anything in this Section 7 to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent; provided, however, that such consent was not unreasonably withheld. An indemnifying party will not, without the prior written consent of the indemnified parties, settle compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, investigation, inquiry, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action), unless such settlement, compromise or consent
(i) includes an unconditional release of each indemnified party form all liability arising out of such claim, action, suit or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

     (d) In order to provide for just and equitable contribution in any case in which (i) an indemnified party makes claim for indemnification pursuant to this
Section 7, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of this Section 7 provide for indemnification in such case, or (ii) contribution under the Act may be required on the part of any indemnified party, then each indemnifying party shall contribute to the amount paid as a result of such losses, claims, damages, expenses or liabilities (or actions, investigations, inquiries, suits or proceedings in respect thereof) (A) in such proportion as is appropriate to reflect the relative benefits received by each of the contributing parties, on the one hand, and the party to be indemnified on the other hand, from the offering of the Securities or (B) if the allocation provided by clause (A) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of each of the contributing parties, on the one hand, and the party to be indemnified on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages, expenses or liabilities, as well as any other relevant equitable considerations. In any case where the Company and Selling Stockholders are the contributing party and the Underwriters are the indemnified party, the relative benefits received by the Company and Selling Stockholders, on the one hand, and the Underwriters, on the other, shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities (before deducting expenses) received by the Company and the Selling Stockholders bear to the total underwriting discounts received by the Underwriters hereunder, in each case as set forth in the table on the Cover Page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or by the Underwriters, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, expenses or liabilities (or actions, investigations, inquiries, suits or proceedings in respect thereof) referred to above in this subdivision (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action, claim, investigation, inquiry, suit or proceeding. Notwithstanding the provisions of this subdivision (d) the Underwriters shall not be required to contribute any amount in excess of the underwriting discount applicable to the Securities purchased by the Underwriters hereunder. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person, if any, who controls the Company within the meaning of the Act, each officer of the Company who has signed the Registration Statement, and each director of the Company shall have the same rights to contribution as the Company, subject in each case to this subparagraph (d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit, inquiry, investigation or proceeding against such party in respect to which a claim for
contribution   may  be  made  against   another  party  or  parties  under  this
subparagraph (d), notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have hereunder or otherwise than under this subparagraph (d), or to the extent that such party or parties were not adversely affected by such omission. The Underwriter's obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint. The liability of each Selling Stockholder for contribution hereunder shall be limited to an aggregate amount equal to the initial public offering price of the Securities sold by such Selling Stockholder, less the underwriting discount, as set forth on the front cover page of the Prospectus. The contribution agreement set forth above shall be in addition to any liabilities which any indemnifying party may have at common law or otherwise.

     8. REPRESENTATIONS AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties and agreements contained in this Agreement or contained in certificates of officers of the Company submitted pursuant hereto, shall be deemed to be representations, warranties and agreements at the Closing Date and the Option Closing Date, as the case may be, and such representations, warranties and agreements of the Company, the Selling Stockholders and the Underwriters and the indemnity agreements contained in Section 7 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter, the Company, the Selling Stockholders and any controlling person of any Underwriter, or the Company, or Selling Stockholder and shall survive termination of this Agreement or the issuance and delivery of the Securities to the Underwriters.

     9. EFFECTIVE DATE.

     (a) This  Agreement  shall become  effective  at 10:00 a.m.,  New York City time, on the next full business day following the date hereof, or at such earlier time after the Registration Statement becomes effective as the Representative, in its discretion, shall release the Securities for sale to the public; provided, however, that the provisions of Sections 5, 7 and 10 of this Agreement shall at all times be effective. For purposes of this Section 9, the Securities to be purchased hereunder shall be deemed to have been so released upon the earlier of dispatch by the Representative of telegrams to securities dealers releasing such shares for offering or the release by the Representative for publication of the first newspaper advertisement which is subsequently published relating to the Securities.

     10. TERMINATION.

     (a) Subject to subsection (b) of this Section 10, the Representative shall have the right to terminate this Agreement, after the date hereof, (i) if any domestic or international event or act or occurrence has materially adversely disrupted, or in the Representative's opinion will in the immediate future materially adversely disrupt the financial markets; or (ii) if trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Boston Stock Exchange, the Chicago Board of Trade, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange, the Commission or any other government authority having jurisdiction; or (iii) if trading of any of the securities of the Company shall have been suspended; or (iv) if the United States shall have become involved in a war or major hostilities, or if there shall have been an escalation in an existing war or major hostilities or a national emergency shall have been declared in the United States; or (v) if a banking moratorium has been declared by a state or federal authority; or (vi) if a moratorium in foreign exchange trading has been declared; or (vii) if the Company shall have sustained a loss material or substantial to the Company by fire, flood, accident, hurricane, earthquake, theft, sabotage or other calamity or malicious act which, whether or not such loss shall have been insured, will, in the Representative's opinion, make it inadvisable to proceed with the delivery of the Securities; or (viii) if there shall have occurred any outbreak or escalation of hostilities or any calamity or crisis or such material adverse change in the general market, political or economic conditions, in the United States or elsewhere as in the
Representative's judgment would make it inadvisable to proceed with the offering, sale and/or delivery of the Securities.

     (b) If this Agreement is terminated by the Representative in accordance with the provisions of Section 10(a) the Company shall promptly reimburse and indemnify the Representative for all of its actual out-of-pocket expenses, including the fees and disbursements of counsel for the Underwriters (less amounts previously paid pursuant to Section 5(c) above). Notwithstanding any contrary provision contained in this Agreement, if this Agreement shall not be carried out within the time specified herein, or any extension thereof granted to the Representative, by reason of any failure on the part of the Company or Selling Stockholder to perform any undertaking or satisfy any condition of this Agreement by it to be performed or satisfied (including, without limitation, pursuant to Section 6 or Section 12) then, the Company shall promptly reimburse and indemnify the Underwriter for all of their actual out-of-pocket expenses, including the fees and disbursements of counsel for the Underwriter (less amounts previously paid pursuant to Section 5(c) above). In addition, the Company shall remain liable for all Blue Sky counsel fees and expenses and filing fees. Notwithstanding any contrary provision contained in this Agreement, any election hereunder or any termination of this Agreement (including, without limitation, pursuant to Sections 6, 10 and 12 hereof), and whether or not this Agreement is otherwise carried out, the provisions of Section 5 and Section 7 shall not be in any way affected by such election or termination or failure to carry out the terms of this Agreement or any part hereof.

     11. SUBSTITUTION OF THE UNDERWRITERS. If one or more of the
Underwriters shall fail otherwise than for a reason sufficient to justify the termination of this Agreement (under the provisions of Section 6, Section 10 or
Section 12 hereof) to purchase the Securities which it or they are obligated to purchase on such date under this Agreement (the "Defaulted Securities"), the Representative shall have the right, within 24 hours thereafter, to make arrangement for one or more of the non-defaulting Underwriters, or any other Underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representative shall not have completed such arrangements within such 24-hour period, then:

     (a) if the number of Defaulted Securities does not exceed 10% of the total number of Firm Securities to be purchased on such date, the non-defaulting
Underwriters shall be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

     (b) if the number of Defaulted Securities exceeds 10% of the total number of Firm Securities, this Agreement shall terminate without liability on the part of any non-defaulting Underwriters.

     No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of any default by such Underwriter under this Agreement.

     In the event of any such default which does not result in a termination of this Agreement, the Representative shall have the right to postpone the Closing Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements.

     12. DEFAULT BY THE COMPANY OR SELLING STOCKHOLDERS. If the Company or Selling Stockholders shall fail at the Closing Date or at any Option Closing Date, as applicable, to sell and deliver the number of Securities which it is obligated to sell hereunder on such date, then this Agreement shall terminate (or, if such default shall occur with respect to any Option Securities to be purchased on an Option Closing Date, the Underwriters may at their option, by notice from the Underwriters or the Representative to the Company, terminate the Underwriters' obligation to purchase Option Securities from the Company on such date) without any liability on the part of any non-defaulting party other than pursuant to Section 5, Section 7 and Section 10 hereof. No action taken pursuant to this Section shall relieve the Company or any Selling Stockholder from liability, if any, in respect of such default.

     13. NOTICES. All notices and communications hereunder, except as herein otherwise specifically provided, shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Representative shall be directed to the Representative at 520 Madison Avenue, New York, New York 10022, Attention: Jessy Dirks, with a copy to Schifino and Fleischer, P.A., One Tampa City Center, 201 North Franklin Street, Suite 2700, Tampa, Florida 33602, Attention: William J. Schifino, Esq. Notices to the Company shall be directed to the Company at 2708 Alt. 19 N., Suite 604, Palm Harbor, Florida 34683, Attention: Eric Seidel, President, with a copy to Johnson, Blakely, Pope, Bokor, Ruppel & Burns, P.A., 911 Chestnut Street, PO Box 1368, Clearwater, Florida 33756, Attention: Michael Cronin, Esq.

     14. PARTIES. This Agreement shall inure solely to the benefit of and shall be binding upon, the Underwriters, the Company, the Selling Stockholders and the controlling persons, directors and officers referred to in Section 7 hereof, and their respective successors, legal representatives and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provisions herein contained. No purchaser of Securities from the Underwriters shall be deemed to be a successor by reason merely of such purchase.

     15. CONSTRUCTION. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York without giving effect to the choice of law or conflict of laws principles.

     16. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which taken together shall be deemed to be one and the same instrument.

     17. ENTIRE AGREEMENT; AMENDMENTS. This Agreement and the Representative's Warrant Agreement constitute the entire agreement of the parties hereto and supersede all prior written or oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may not be amended except in writing, signed by the Representative and the Company.

     If the foregoing correctly sets forth the understanding between the Underwriters and the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

                              Very truly yours,

                              EAUTOCLAIMS.COM, INC.


                              By:
                                   -------------------------
                              Name:
                                    ------------------------
                              Title:
                                     -----------------------


                              THOMAS KERNAGHAN & CO., LTD

                              By:
                                   ------------------------
                              Name:
                                   ------------------------
                              Title:
                                   ------------------------

Confirmed and accepted as of the date first above written.

                              DIRKS & COMPANY, INC.

                              -----------------------------


                              -----------------------------


                              -----------------------------


                              -----------------------------

                                   SCHEDULE A

                No. of Shares of Common Stock            No. of Warrants
Underwriter           to be Purchased                    to be Purchased
-----------           ---------------                    ---------------
Dirks & Co., Inc.



                   ---------------------               -------------------
Total                3,000,000 Shares                   4,000,000 Warrants

                                   SCHEDULE B


                 Selling Stockholder                      No. of Shares of
                                                            Common Stock
                                                             to be Sold
               -----------------------                       ----------

Liviakis Financial Communications, Inc.
Thomas Kernaghan & Co., Ltd


                                                       -----------------------
Total                                                      666,667 Shares